UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 26, 2004
                                                   ----------------------------


                            DETTO TECHNOLOGIES, INC.
                           (formerly Jitsource, Inc.)
             (Exact name of registrant as specified in its charter)

           Delaware                         333-100241                             01-0650333
-----------------------------         ------------------------                 ------------------
 (State or other jurisdiction         (Commission File Number)                   (IRS Employer
      of incorporation)                                                        Identification No.)

         14320 NE 21st Street, Suite 11
                Bellevue, WA                                     98007
--------------------------------------------            -----------------------
    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (425) 201-5000
                                                     ---------------------------


                                 Jitsource, Inc.
                        233 Wilshire Boulevard. Suite 960
                             Santa Monica, CA 90401
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

      The Registrant filed a Current Report on Form 8 - K/A on November 15, 2004 for the purpose of providing audited financials. The 2003 audited financials were inadvertently omitted. The Registrant is filing this Amendment Number 2 to its Current Report on Form 8 - K to include such financials.


      This Form 8-K/A and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward- looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On September 1, 2004, the Registrant filed with the Commission a Current Report on Form 8-K (SEC File No. 333-100241) with respect to a change of control effected pursuant to the Stock Purchase Agreement, dated as of August 19, 2004 (the "Stock Purchase Agreement"), by and among Jitsource, Inc., a Delaware corporation (the "Company"), the majority stockholders of the Company, Detto Technologies, Inc., a Washington corporation ("Detto") and shareholders of Detto (the "Acquisition") whereby the Company agreed to issue 5,333,334 shares of its common stock to the former shareholders of Detto in exchange for all of the outstanding shares of common stock of Detto. In addition, 9,500,000 shares of the common stock held by former shareholders of the Company were cancelled. The closing of the Acquisition (the "Closing") occurred on August 26, 2004 (the "Closing Date"). Upon Closing, Detto became a wholly owned subsidiary of the Company. There are no material relationships between the former shareholders of Detto and the Company or any of its affiliates, officers, directors or any associate of such officers and directors. This Amendment No. 2 to that Form 8-K is filed for the purpose of providing the audited financial statements of Detto.

      Prior to the transaction, the Company was engaged in the business of placing contract technical resources to telecommunications companies. Since the Closing, the Company's primary operations now consist of the operations of Detto.

      Detto is a Washington corporation and is a leading provider of migration technology for consumer and corporations. Detto is focused on advanced technology to enable migration of data and personal settings. Detto's corporate headquarters is in Bellevue, Washington. More information can be found at www.detto.com.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      As of August 23, 2004, the Company had issued 4,901,007 shares of common stock to 42 entities and individuals who represented that they were all accredited investors as part of a transaction to acquire all of the common stock of Detto. SEE, Item 2.01 above. This transaction was effected under Rule 506 promulgated under Section 4(2) of the Securities Act of 1933, as amended. The recipients of securities in the above-described transaction represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the share certificate and other instruments issued in such transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

      Pursuant to the terms of a Stock Purchase Agreement and in connection with the Acquisition, the Company issued 4,901,004 of the 5,333,334 shares of its common stock owned to the shareholders of Detto and 9,500,000 shares of the Company's common stock held by a shareholder of the Company were cancelled. As a result, the 4,901,004 shares of the common stock of the Company acquired by the stockholders of Detto represented approximately 68.13% of the total outstanding stock of the Company. The consideration used to acquire control of the Company was all of the common stock of Detto. No part of the consideration used to acquire control of the Company was from a loan. Prior to such transaction, Akhee Rahman and Reza Rahman owned approximately 84.8% of the total outstanding stock of the Company. Following the transaction, Akhee Rahman and Reza Rahman will own less than 1.0% of the total outstanding stock of the Company.

      As part of the Acquisition and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

      o Akhee Rahman resigned as the Company's President, Chief Executive Officer and Secretary effective August 13, 2004.

      o Mr. Larry Mana'o was appointed as the Company's Chief Executive Officer as of August 13, 2004 and Mr. William Glynn was appointed as the Company's Chief Financial Officer as of August 13, 2004.

      o Further, the total number of directors were increased to four and Mr. Larry Mana'o, Michael Yung, Calvin Cheung and Hayes Young were appointed as directors of the Company.

Mr. Akhee Rahman then resigned as a member of the board of directors of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Akhee Rahman resigned as the Company's sole director effective as of August 13, 2004. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

      Akhee Rahman resigned as the Company's President, Chief Executive Officer and Secretary effective August 13, 2004.

      Mr. Larry Mana'o was appointed as the Company's Chief Executive Officer as of August 13, 2004 and Mr. William Glynn was appointed as the Company's Chief Financial Officer as of August 13, 2004.

      LARRY MANA'O. Larry Mana'o brings to Detto more than 20 years experience in the high-tech industry. Prior to co-founding Detto Technologies, Mr. Mana'o served as the Vice President of Sales and Marketing The VoiceWorks Inc., a Silicon Valley company. Mr. Mana'o also served as Vice President of Desktop Services for DecisionOne Corporation, an $800 million publicly owned Independent IT Services company that employed over 6000 employees in North America. Prior to that, Mr. Mana'o worked as International Services Manager at Microsoft MSN where he established and managed support and marketing programs for all major Far East MSN locations.

      WILLIAM GLYNN. Mr. Glynn has 30 years experience in finance and has served in various capacities at both small and large high tech companies. He was previously a founder and CFO of Fidelica Microsystems, Inc., CFO for The Voice Works Inc. and CFO of Omnis Software which was traded on NASDAQ National Market. He was also the CFO and a founder of Eagle Computer while they went public on NASDAQ. Mr. Glynn began his career as a CPA for Coopers & Lybrand.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

EXHIBIT      DESCRIPTION
NUMBER
-----------------------------

2.1 Stock Purchase Agreement dated as of August 19, 2004 by and among Jitsource, Inc., a Delaware corporation, the majority stockholders of Jitsource, Detto Technologies, Inc., a Washington corporation and shareholders of Detto. (1)

99.1        Financial Statements of Detto Technologies, Inc.

99.2        Unaudited Pro Forma Financial Information.

-----------------

(1) Filed with the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 1, 2004 and incorporated by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Detto Technologies, Inc.
                                                (Registrant)

Date November 10, 2004
     --------------------
                                       By: /s/ Larry Mana'o
                                          --------------------------------------

                                       Name  Larry Mana'o
                                             -----------------------------------

                                       Title: Chief Executive Officer
                                              ----------------------------------